                          VAN KAMPEN AMERICAN CAPITAL

                                 INCOME TRUST

                              Semi-Annual Report
                                 June 30, 1997

                                   [ARTWORK]

               --A Wealth of Knowledge . A Knowledge of Wealth--
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders......................................................   1
Performance Results.........................................................   5
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statement of Changes in Net Assets..........................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  18
Dividend Reinvestment Plan..................................................  21

ACD SAR 8/97

                            Letter to Shareholders

[PHOTO]
Dennis J. McDonnell and Don G. Powell

August 4, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge; the merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

Economic Review

     Bond prices were volatile during the six months ended June 30. Initially, prices fell as the economy rebounded, culminating at a 4.9 percent pace in GDP in the first quarter. This strength, coupled with warnings by Federal Reserve Board chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. Strong consumer demand and the inflationary implications of a tight labor market led the Fed to raise the federal funds rate in March by one-quarter percentage point, the first hike in short-term interest rates in two years. In addition to heading off possible inflation in the price of goods and services, Fed policy seemed to be directed at controlling inflation in financial asset prices in the U.S. stock market.

     As a result of the Fed's action, the 30-year Treasury bond's yield, which moves in the opposite direction of its price, jumped above 7.00 percent for the first time in six months. By the end of April, the bond market turned its attention to a succession of positive news about inflation and signs that economic growth had moderated. This view was reinforced by the Fed's decision not to raise rates again when its policymakers met in May. By the end of June, the yield on the 30-year Treasury bond stood at 6.79 percent, up slightly from
6.64 percent at the end of December, but down sharply from the 7.17 percent high reached in mid-April.

                                                           Continued on page two

Portfolio Composition by Credit Quality as of June 30, 1997*

[PIE CHART APPEARS HERE]
CCC                                    0.8%
C                                      2.2%
Non-Rated                              3.2%
AAA, U.S. Govt. and Govt. Agency      41.1%
A                                      0.5%
BBB                                    2.6%
BB                                     8.7%
B                                     40.9%

*As a Percentage of Long-Term Investments.
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

Portfolio Strategy

     The Van Kampen American Capital Income Trust invests in a portfolio comprised primarily of high yield corporate bonds and U.S. government securities. We generally have maintained the Trust's portfolio at an even split between high yield bonds and Treasury and agency securities, which has relatively enabled us to achieve a moderate average credit rating with a higher blended yield and a more stable net asset value. A snapshot of Treasury rates on January 1, 1997, and June 30, 1997 reveals little change. At the beginning of the reporting period and on the closing date, the rate for the 10-year Treasury barely moved, from 6.41 percent to 6.40 percent, and the 30-year Treasury increased slightly, from 6.64 percent to 6.68 percent. However, rates experienced some volatility during this time, marked by an increase at the beginning of the year and followed by a decrease in late April to its current rate.

     The high yield portion of the portfolio enjoyed a solid market and a bright economic picture, contributing positively to the Trust's performance. With approximately 53 percent of the long-term investments in the high yield corporate market as of June 30, we were able to take advantage of the sound technical aspects of this market, highlighted by some near-record statistics. An unprecedented amount of new investment dollars flowed into the high yield market during the period, corresponding with a historically low default rate. At the same time, a record-high level of new issuance has flooded the market, which under normal conditions might have depressed prices, but was sufficiently absorbed by high demand.

     The spread to Treasuries has also continued to compress to near-record levels. The spread is the difference between two components of the high yield bond: the risk-free component, or the yield carried by an underlying Treasury, versus the risk premium incurred by assuming a lower-rated credit. A large or narrow spread indicates an expensive or inexpensive market. The spread between high yield bonds and comparable maturity Treasury bonds during the period was approximately 360 percentage points in January, narrowing to June's spread of
325. A tighter spread is a normal reaction to the healthy economic environment in which the Trust operated during the reporting period.

     We continued to focus on B-rated bonds for the Trust's corporate holdings, as these securities offer more income than BB-rated bonds, but higher credit risk. We increased the Trust's weighting in B-rated bonds from approximately 40 percent at the beginning of the reporting period to approximately 41 percent as of June 30. During this period, two of the portfolio's largest holdings were called away, which contributed to the shift in credit quality average. These holdings were

                                                        Continued on page three

Robertson Ceco Corp., a metals fabricator, and Specialty Retailers, Inc. The Trust's largest non-federal sectors at the end of the period were consumer services, raw materials/processing industries, and consumer non-durables.

Top Five Portfolio Industry Holdings by Sector*
As of June 30, 1997

Consumer Services........................  8.7%
Raw Materials/Processing Industries......  6.7%
Consumer Non-Durables....................  6.5%
Energy...................................  5.1%
Producer Manufacturing...................  5.0%

*As a Percentage of Long-Term Investments

Performance Summary

     For the six-month period ended June 30, 1997, the Trust generated a total return of 6.86 percent/1/. This performance reflects a gain in market price per common share from $7.500 on December 31, 1996, to $7.6875 on June 30, 1997, plus reinvestment of dividends totaling $0.3225 per share. The dividend represents a distribution rate of 8.39 percent/3/ based on the closing common stock price on June 30, 1997. By comparison, the Lehman Brothers High Yield Index posted a total return of 5.82 percent for the same period, and the Lehman Brothers Government Index posted a 2.63 percent total return. Keep in mind that these indices are broad-based, unmanaged measures that reflect the general performance of high yield bond securities and government securities. They do not include any commissions or fees that an investor would actually have to pay in order to purchase the securities it represents. Please refer to the chart on page five for additional Fund performance results.

Six-month Dividend History
For the Period Ended June 30, 1997

                Distribution Per
                Common Share

Jan 97               $.05375
Feb 97               $.05375
Mar 97               $.05375
Apr 97               $.05375
May 97               $.05375
Jun 97               $.05375

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                                                        Continued on page four

Outlook

     We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first six months to be sustained throughout the year. Price pressures seem contained and not sufficiently strong to invoke inflationary pressures. In light of favorable inflation figures, we do not look for Fed rate hikes within the short term. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.25 and 6.75 percent for the remainder of the year.

     In a period of economic weakness, the high yield market might see a turnaround of the strong technical picture. We currently do not see indications of a recession, and expect the positive current state of the high yield market to continue. We do believe that, at some point, the economy will soften, and spreads between Treasuries and high yields will increase again. At that point, we would expect that Treasuries would outperform high yield bonds, and we would increase the weighting in the government portion of the Trust's portfolio. But, we do not look for this to occur in today's strong economy.

     Having said that, we believe that the Trust is positioned to perform well in the coming months, and do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,


/s/ Don G. Powell            /s/ Dennis J. McDonnell
Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Asset Management, Inc.       Asset Management, Inc.

                                               Please see footnotes on page five

            Performance Results for the Period Ended June 30, 1997

                   Van Kampen American Capital Income Trust
                          NYSE Ticker Symbol -- ACD

Common Share Total Returns
Six-month total return based on market price/1/...................     6.86%
Six-month total return based on NAV/2/............................     4.42%

Distribution Rate

Distribution rate as a % of closing common stock price/3/.........     8.39%

Share Valuations

Net asset value...................................................   $  7.95
Closing common stock price........................................   $7.6875
Six-month high common stock price (06/27/97)......................   $7.7500
Six-month low common stock price (04/14/97).......................   $7.3750

/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)
================================================================================




Par
Amount
in Local
Currency
(000)      Description                                         Coupon        Maturity    Market Value
-----------------------------------------------------------------------------------------------------
           Domestic Corporate Bonds 47.2%
           Consumer Distribution 3.3%
  700      Big 5 Holdings, Inc.............................    13.625%       09/15/02     $   745,500
  500      Brylane Capital Corp............................    10.000        09/01/03         532,500
  500      Cole National Group, Inc........................    11.250        10/01/01         548,750
  550      Finlay Enterprises, Inc. (a)....................  0/12.000        05/01/05         521,125
  167      Guitar Center Management Co., Inc.,
           144A Private Placement (b)......................    11.000        07/01/06         182,030
  500      Pantry, Inc.....................................    12.000        11/15/00         510,000
  500      Shoppers Food Warehouse Corp.,
           144A Private Placement (b)......................     9.750        06/15/04         500,000
  500      Shoppers Food Warehouse Corp.,
           144A Private Placement (b)......................    10.000        02/06/00         501,250
                                                                                          -----------
                                                                                            4,041,155
                                                                                          -----------
           Consumer Durables 2.5%
  500      MCII Holdings USA, Inc.,
           144A Private Placement (a) (b)..................  0/12.000        11/15/02         437,500
  750      MDC Holdings, Inc...............................    11.125        12/15/03         806,250
  750      Oriole Homes Corp...............................    12.500        01/15/03         783,750
  500      Oxford Automotive, Inc.,
           144A Private Placement (b)......................    10.125        06/15/07         500,000
  500      Venture Holdings, Inc...........................     9.750        04/01/04         480,000
                                                                                          -----------
                                                                                            3,007,500
                                                                                          -----------
           Consumer Non-Durables 8.0%
  500      Booth Creek Ski Group, Inc.,
           144A Private Placement (b)......................    12.500        03/15/07         515,000
  500      Commemorative Brands, Inc.......................    11.000        01/15/07         523,750
  850      Consoltex Group, Inc............................    11.000        10/01/03         871,250
  500      Curtice Burns Foods, Inc........................    12.250        02/01/05         553,750
1,000      Dan River, Inc..................................    10.125        12/15/03       1,060,000
  750      Del Monte Corp., 144A Private Placement (b).....    12.250        04/15/07         804,375
  100      Dr. Pepper Bottling Co. (a).....................  0/11.625        02/15/03          99,000
  500      Drypers Corp., 144A Private Placement (b).......    10.250        06/15/07         495,000

                                               See Notes to Financial Statements


                     Portfolio of Investments (Continued)
                           June 30, 1997 (Unaudited)

Par
Amount
in Local
Currency
(000)     Description                                                  Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------------------
          Consumer Non-Durables (Continued)
  850     Fresh Del Monte Produce................................      10.000%     05/01/03   $   867,000
  250     Genesco, Inc...........................................      10.375      02/01/03       260,000
  500     Renaissance Cosmetics, Inc.............................      11.750      02/15/04       526,250
  750     Signature Brands, Inc..................................      13.000      08/15/02       820,000
1,850     Synthetic Industries, Inc..............................      12.750      12/01/02     2,016,130
  250     UDC Homes, Inc.........................................      12.500      05/01/00       253,750
                                                                                              -----------
                                                                                                9,665,255
                                                                                              -----------
          Consumer Services 7.8%
1,000     Alliance Gaming Group Corp.............................      12.875      06/30/03     1,130,000
  250     Americredit Corp.......................................       9.250      02/01/04       246,250
  250     Busse Broadcasting Corp................................      11.625      10/15/00       263,750
  500     Casino Magic Corp., 144A Private Placement (b).........      13.000      08/15/03       435,000
  250     Galaxy Telecom L.P.....................................      12.375      10/01/05       265,000
1,000     Granite Broadcasting Corp..............................      12.750      09/01/02     1,070,000
1,000     IHF Holdings, Inc. (a).................................    0/15.000      11/15/04       825,000
  750     Live Entertainment, Inc. (a)........................... 10.00/12.00      03/23/99       751,875
  725     Majestic Star Casino L.L.C.............................      12.750      05/15/03       797,500
  750     Mohegan Tribal Gaming Authority of Connecticut.........      13.500      11/15/02       986,250
  500     SFX Broadcasting, Inc..................................      10.750      05/15/06       540,000
  500     Showboat Marina Casino, Inc............................      13.500      03/15/03       571,250
1,000     South Carolina International Services, Inc.............      13.000      10/01/05     1,140,000
  500     Tele Communications, Inc...............................       9.250      01/15/23       521,650
                                                                                              -----------
                                                                                                9,543,525
                                                                                              -----------
          Energy 4.8%
  750     Clark R & M Holdings, Inc..............................           *      02/15/00       568,125
1,000     Deeptech International, Inc............................      12.000      12/15/00     1,057,500
  400     Forest Oil Corp........................................      11.250      09/01/03       432,000
  250     Gerrity Oil & Gas Corp.................................      11.750      07/15/04       274,375
  325     Global Marine, Inc.....................................      12.750      12/15/99       339,219
  500     KCS Energy, Inc........................................      11.000      01/15/03       535,000
  500     Kelley Oil & Gas Partners Ltd..........................       7.875      12/15/99       477,500
  500     Maxus Energy Corp......................................      11.500      11/15/15       525,000

                                       7       See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

Par
Amount
in Local
Currency
(000)     Description                                         Coupon      Maturity      Market Value
----------------------------------------------------------------------------------------------------
          Energy (Continued)
  500     Pacalta Resources Ltd.,
          144A Private Placement (b)......................    10.750%     06/15/04       $   512,500
  575     Petroleum Heat & Power, Inc.....................    12.250      02/01/05           603,750
  500     Veritas DGC, Inc................................     9.750      10/15/03           522,500
                                                                                          ----------
                                                                                           5,847,469
                                                                                          ----------
          Finance 1.5%
1,250     Americo Life, Inc...............................     9.250      06/01/05         1,275,000
  250     APP Finance II Mauritius Ltd.,
          144A Private Placement (a)......................    12.000      12/29/49           256,250
  250     FSW International Finance Co....................    12.500      11/01/06           258,125
                                                                                          ----------
                                                                                           1,789,375
                                                                                          ----------
          Healthcare 1.5%
  500     Aetna Industries, Inc...........................    11.875      10/01/06           545,000
  500     Maxxim Medical, Inc.,
          144A Private Placement (b)......................    10.500      08/01/06           530,000
  500     Tenet Healthcare Corp...........................    10.125      03/01/05           545,000
  250     Urohealth Systems, Inc.,
          144A Private Placement (b)......................    12.500      04/01/04           243,750
                                                                                          ----------
                                                                                           1,863,750
                                                                                          ----------
          Producer Manufacturing 4.7%
  750     Exide Electronics Group, Inc....................    11.500      03/15/06           804,375
  750     GS Technologies Operating, Inc..................    12.000      09/01/04           805,312
  500     IMO Industries, Inc.............................    11.750      05/01/06           597,500
  250     Interlake Corp..................................    12.000      11/15/01           275,000
1,000     Interlake Corp..................................    12.125      03/01/02         1,047,500
  500     International Knife & Saw, Inc.,
          144A Private Placement (b)......................    11.375      11/15/06           535,000
1,583     Thermadyne Holdings Corp........................    10.250      05/01/02         1,646,320
                                                                                          ----------
                                                                                           5,711,007
                                                                                          ----------
          Raw Materials/Processing Industries 5.9%
  750     Gaylord Container Corp..........................    12.750      05/15/05           821,250
  500     INDSPEC Chemical Corp. (a)......................  0/11.500      12/01/03           457,500

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

Par
Amount
in Local
Currency
(000)     Description                                         Coupon      Maturity      Market Value
----------------------------------------------------------------------------------------------------
          Raw Materials/Processing Industries (Continued)
  250     International Cabletel, Inc. (a)................  0/12.750%     04/15/05       $   190,313
  950     Mail-Well Envelope Corp.........................    10.500      02/15/04         1,002,250
  250     National Energy Group, Inc......................    10.750      11/01/06           257,500
  750     NL Industries, Inc..............................    11.750      10/15/03           813,750
  500     Pathmark Stores, Inc............................    12.625      06/15/02           513,750
  500     Pioneer Americas Acquisition Corp.,
          144A Private Placement (b)......................     9.250      06/15/07           492,500
  250     Plastic Specialties & Technologies, Inc.........    11.250      12/01/03           266,250
  500     Printpack, Inc., 144A Private Placement (b).....    10.625      08/15/06           530,000
  250     Radnor Holdings Corp............................    10.000      12/01/03           256,875
  200     S.D. Warren Co..................................    12.000      12/15/04           223,000
  250     Sweetheart Cup, Inc.............................    10.500      09/01/03           252,500
1,000     United Stationers Supply Co.....................    12.750      05/01/05         1,115,000
                                                                                          ----------
                                                                                           7,192,438
                                                                                          ----------
          Technology 3.3%
  320     ComputerVision Corp.............................    11.375      08/15/99           312,800
  500     Dictaphone Corp.................................    11.750      08/01/05           460,000
  500     IXC Communications, Inc.........................    12.500      10/01/05           570,000
2,604     Unisys Corp.....................................    15.000      07/01/97         2,620,275
                                                                                          ----------
                                                                                           3,963,075
                                                                                          ----------
          Transportation 1.3%
  500     Greyhound Lines, Inc., 144A Private
          Placement (b)...................................    11.500      04/15/07           532,500
  250     Moran Transport Co..............................    11.750      07/15/04           276,250
  250     Sea Containers Ltd..............................    12.500      12/01/04           280,000
  500     Trism, Inc......................................    10.750      12/15/00           485,000
                                                                                          ----------
                                                                                           1,573,750
                                                                                          ----------
          Utilities 2.6%
  750     AES Corp........................................    10.250      07/15/06           815,625
   55     GST Telecommunications, Inc.,
          144A Private Placement (a) (b)..................  0/13.875      12/15/05            45,249
  440     GST USA, Inc. (a)...............................  0/13.875      12/15/05           268,400

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

Par
Amount
in Local
Currency
(000)     Description                                         Coupon        Maturity        Market Value
--------------------------------------------------------------------------------------------------------
          Utilities (Continued)
   500    Optel, Inc., 144A Private Placement (b).........    13.000%       02/15/05         $   480,000
   750    Pricellular Wireless Corp. (a)..................  0/12.250        10/01/03             708,750
   500    Telesystem International Wireless, Inc.,
          144A Private Placement (a) (b)..................  0/13.250        06/30/07             265,625
   500    USA Mobile Communications, Inc..................    14.000        11/01/04             548,750
                                                                                             -----------
                                                                                               3,132,399
                                                                                             -----------
          Total Domestic Corporate Bonds..................................................    57,330,698
                                                                                             -----------
          U.S. Government and Government Agency Obligations 37.9%
 3,000    Federal Farm Credit Bank........................     5.425        09/15/03           2,825,370
 5,907    GNMA............................................     7.500   07/15/23 - 08/15/23     5,923,777
 6,391    GNMA............................................     8.000   03/15/17 - 10/15/22     6,547,207
 2,622    GNMA............................................     8.500   01/15/23 - 12/15/24     2,725,770
 6,490    GNMA............................................     9.000   05/15/16 - 12/15/24     6,868,179
 1,212    GNMA............................................     9.500   11/15/09 - 06/15/20     1,306,207
 2,500    U.S. T-Bonds....................................     7.250        05/15/16           2,608,200
 3,000    U.S. T-Bonds....................................     7.500        11/15/16           3,208,590
11,500    U.S. T-Bonds....................................     8.875        02/15/19          14,076,690
                                                                                             -----------
          Total U.S. Government and Government Agency Obligations.........................    46,089,990
                                                                                             -----------
          Foreign Bonds and Debt Securities 7.2%

          Australia 0.5%
   750    Australis Media, Ltd. (US $)(a).................  0/15.750        05/15/03             555,000

          Brazil 0.4%
   500    Klabin Fabricadora De Papel,
          144A Private Placement (US $)(b)................    11.000        12/08/04             520,000

          Canada 1.1%
   250    Echo Bay Mines Ltd. (US $)......................    11.000        04/01/27             250,625
   500    Fonorola, Inc. (US $)...........................    12.500        08/15/02             550,000
   150    Fundy Cable Ltd. (US $).........................    11.000        11/15/05             162,000
   335    Trizec Finance (US $)...........................    10.875        10/15/05             376,875
                                                                                             -----------
                                                                                               1,339,500
                                                                                             -----------

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

Par
Amount
in Local
Currency
(000)      Description                                            Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------
           Indonesia 1.4%
  500      Indah Kiat International Finance Co. BV (US $).....    11.875%  06/15/02    $  547,500
1,000      Tjiwi Kimia International Finance (US $)...........    13.250   08/01/01     1,132,500
                                                                                       ----------
                                                                                        1,680,000
                                                                                       ----------
           Luxembourg 0.4%
  750      Millicom International Cellular SA (US $)(a).......  0/13.500   06/01/06       540,000

           Mexico 0.9%
  250      Altos Hornos De Mexico S.A.,
           144A Private Placement (US $)(b)...................    11.375   04/30/02       267,188
  250      Grupo Industrial Durango SA de CV (US $)...........    12.625   08/01/03       280,937
  500      Grupo Televisa (US $)..............................    13.250   05/15/08       345,000
  250      Vicap SA, 144A Private Placement
           (US $)(b)..........................................    10.250   05/15/02       256,875
                                                                                       ----------
                                                                                        1,150,000
                                                                                       ----------
           Sweden 0.5%
  500      Stena AB (US $)....................................    10.500   12/15/05       545,000

           United Kingdom 2.0%
1,000      Bell Cablemedia PLC (US $)(a)......................  0/11.000   09/15/05       832,500
1,000      Diamond Cable Co. (US $)(a)........................  0/11.875   09/30/04       840,000
1,000      Telewest PLC (US $)(a).............................  0/11.000   10/01/07       725,000
                                                                                       ----------
                                                                                        2,397,500
                                                                                       ----------
           Total Foreign Bonds and Debt Securities..................................    8,727,000
                                                                                       ----------
Equities 2.7%
American Telecasting, Inc. (250 common stock warrants convertible into 1,170
common shares at a strike price of $12.65, expiring 08/01/00) (c)...................        2,500

Capital Gaming International, Inc. (625 common stock warrants convertible into 625
common shares at a strike price of $6.50, expiring 02/01/99) (c)....................            6

Dairy Mart Convenience Stores, Inc. (1,666 common stock warrants convertible into
common shares at a strike price of $6.95, expiring 12/01/00) (c)....................        3,332

Exide Electronics Group, Inc., 144A Private Placement (750 common stock warrants convertible into 3,863 common shares at a strike price of $13.475, expiring
03/15/06) (b) (c)...................................................................       18,750

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

Description                                                                                  Market Value
---------------------------------------------------------------------------------------------------------
Equities (Continued)
FF Holdings Corp. (7,500 common shares) (c)..............................................    $         75
Finlay Enterprises, Inc. (400 common shares) (c).........................................           7,050
PanAmSat LP Corp. (1,356 preferred shares) (c) (d).......................................       1,649,845
Supermarkets General Holdings Corp. (61,550 preferred shares) (c) (d)....................       1,292,550
Time Warner, Inc. (283 preferred shares) (c).............................................         312,673
                                                                                             ------------
Total Equities...........................................................................       3,286,781
                                                                                             ------------
Total Long-Term Investments 95.0%
  (Cost $112,032,181)....................................................................     115,434,469
                                                                                             ------------
Repurchase Agreement 3.6%
BA Securities ($4,410,000 par collateralized by U.S. Government obligations in a
pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $4,678,128)...............       4,410,000
                                                                                             ------------
Total Investments 98.6%
(Cost $116,442,181)......................................................................     119,844,469
Other Assets in Excess of Liabilities 1.4%...............................................       1,709,426
                                                                                             ------------
Net Assets 100.0%........................................................................    $121,553,895
                                                                                             ============

*Zero coupon bond
(a) Security is a step-up bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c)  Non-Income producing security.

(d)  Payment-in-kind security.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                          June 30, 1997 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $116,442,181)........................    $119,844,469
Cash.........................................................          13,969
Receivables:
  Interest...................................................       2,198,235
  Investments Sold...........................................         494,299
Other........................................................          16,736
                                                                 ------------
     Total Assets............................................     122,567,708
                                                                 ------------
Liabilities:
Payables:
  Investments Purchased......................................         832,500
  Income Distributions.......................................          72,216
  Investment Advisory Fee....................................          64,820
  Administrative Fee.........................................           9,973
  Affiliates.................................................           1,890
Accrued Expenses.............................................          18,952
Retirement Plan..............................................          13,462
                                                                 ------------
     Total Liabilities.......................................       1,013,813
                                                                 ------------
Net Assets...................................................    $121,553,895
                                                                 ============
Net Assets Consist of:
Common Shares (no par value with unlimited shares authorized,
  15,290,019 shares issued and outstanding)..................    $141,136,383
Net Unrealized Appreciation..................................       3,402,288
Accumulated Undistributed Net Investment Income..............         412,065
Accumulated Net Realized Loss................................     (23,396,841)
                                                                 ------------
Net Assets...................................................    $121,553,895
                                                                 ============
Net Asset Value Per Common Share
  ($121,553,895 divided by 15,290,019 shares outstanding)....    $       7.95
                                                                 ============

                                               See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Interest..........................................................    $5,392,590
Dividends.........................................................       152,081
                                                                      ----------
     Total Income.................................................     5,544,671
                                                                      ----------
Expenses:
Investment Advisory Fee...........................................       388,443
Administrative Fee................................................        59,760
Trustees Fees and Expenses........................................        10,951
Custody...........................................................         6,746
Other.............................................................        83,336
                                                                      ----------
     Total Expenses...............................................       549,236
                                                                      ----------
Net Investment Income.............................................    $4,995,435
                                                                      ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain.................................................    $    7,757
                                                                      ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................     3,115,846
  End of the Period...............................................     3,402,288
                                                                      ----------
Net Unrealized Appreciation During the Period.....................       286,442
                                                                      ----------
Net Realized and Unrealized Gain..................................    $  294,199
                                                                      ==========
Net Increase in Net Assets From Operations........................    $5,289,634
                                                                      ==========

                                               See Notes to Financial Statements

                     Statements of Changes in Net Assets

                  For the Six Months Ended June 30, 1997 and
                 the Year Ended December 31, 1996 (Unaudited)
================================================================================

                                                                   Six Months          Year Ended
                                                          Ended June 30, 1997   December 31, 1996
-------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:

Net Investment Income.....................................       $  4,995,435        $ 10,065,874
Net Realized Gain.........................................              7,757             365,147
Net Unrealized Appreciation/Depreciation
  During the Period.......................................            286,442            (535,930)
                                                                 ------------        ------------
Change in Net Assets from Operations......................          5,289,634           9,895,091
Distributions from Net Investment Income..................         (4,931,083)        (10,111,059)
                                                                 ------------        ------------

Net Change in Net Assets from
  Investment Activities...................................            358,551            (215,968)
Net Assets:
Beginning of the Period...................................        121,195,344         121,411,312
                                                                 ------------        ------------

End of the Period (Including accumulated undistributed net
  investment income of $412,065 and $347,713, respectively)      $121,553,895        $121,195,344
                                                                 ============        ============

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one common share of the
        Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                              Six Months
                                          Ended June 30,     ------------------------------
                                                    1997        1996       1995        1994
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.....................   $ 7.926     $  7.94     $ 7.28     $  8.15
                                                 -------     -------     ------     -------
  Net Investment Income.......................      .327        .658        .65         .65
  Net Realized and Unrealized Gain/Loss.......      .020       (.011)      .655      (.8577)
                                                 -------     -------     ------     -------
Total from Investment Operations..............      .347        .647      1.305      (.2077)
                                                 -------     -------     ------     -------

Less:
  Distributions from Net Investment Income....      .323        .661       .645       .6623
  Distributions from Net Realized Gains.......        --          --         --          --
                                                 -------     -------     ------     -------
Total Distributions...........................      .323        .661       .645       .6623
                                                 -------     -------     ------     -------
Net Asset Value, End of the Period............   $ 7.950     $ 7.926     $ 7.94     $  7.28
                                                 =======     =======     ======     =======

Market Price Per Share at End of the
  Period......................................   $7.6875     $ 7.500     $7.250     $ 6.500
Total Investment Return at Market
  Price (a) (c)...............................     6.86%*     12.95%     21.83%     (8.06)%
Total Return at Net Asset Value (b) (c).......     4.42%*      8.61%     19.13%     (2.08)%
Net Assets at End of the Period
  (In millions)...............................   $ 121.6     $ 121.2     $121.4     $ 111.4
Ratio of Operating Expenses to Average
  Net Assets..................................      .92%       1.00%       .94%        .96%
Ratio of Net Investment Income to
  Average Net Assets..........................     8.36%       8.40%      8.50%       7.94%
Portfolio Turnover............................       19%*        36%        34%         45%

*   Non-Annualized.

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

================================================================================

                                                                              April 2, 1988
                                                                              (Commencement
                                                                              of Investment
Year Ended December 31,                                                      Operations) to
---------------------------------------------------------------------------    December 31,
      1993            1992            1991             1990            1989            1988
-------------------------------------------------------------------------------------------
   $  7.85         $  7.70          $ 6.66          $  7.90         $  9.06         $  9.30
   -------         -------          ------          -------         -------         -------
       .78            .845             .88             .974            1.06             .68
      .285           .1625            1.05           (1.242)         (1.116)         (.2505)
   -------         -------          ------          -------         -------         -------
     1.065          1.0075            1.93            (.268)          (.056)          .4295
   -------         -------          ------          -------         -------         -------


      .765           .8575             .89             .972           1.078           .6695
        --              --              --               --            .026              --
   -------         -------          ------          -------         -------         -------
      .765           .8575             .89             .972           1.104           .6695
   -------         -------          ------          -------         -------         -------
   $  8.15         $  7.85          $ 7.70          $  6.66         $  7.90         $  9.06
   =======         =======          ======          =======         =======         =======

   $ 7.750         $ 7.625          $7.375          $ 5.625         $ 7.500         $ 9.250

    11.82%          15.22%              --               --              --              --
    14.36%          13.61%              --               --              --              --

   $ 124.7         $ 119.6          $116.3          $ 100.6         $ 119.4         $ 134.4

     1.00%            .99%           1.03%            1.00%            .97%            .93%

     8.99%          10.71%          12.11%           13.25%          12.18%          11.26%
       53%             54%             50%              29%             20%             46%*

                                               See Notes to Financial Statements

                        Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Income Trust (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income through investing in a portfolio of debt securities.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

   Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At June 30, 1997, debt securities rated below investment grade and comparable unrated securities represented approximately 55.8% of the long-term investment portfolio.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

   The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or

                          June 30, 1997 (Unaudited)
================================================================================

transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of approximately $23.4 million which will expire between December 31, 1997 and December 31, 2003. Of this amount, $3,343,595 will expire on December 31, 1997. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

   At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $116,442,181, the aggregate gross unrealized appreciation is $4,739,223 and the aggregate gross unrealized depreciation is $1,336,935, resulting in net unrealized appreciation of $3,402,288.

E. Distribution of Income and Gains--The Fund declares and pays dividends from net investment income to shareholders monthly. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

                          June 30, 1997 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .65% of the average weekly net assets of the Fund. In addition, the Fund will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC"), the Fund's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Fund. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Fund's portfolio and providing certain services to shareholders.

   For the six months ended June 30, 1997, the Fund recognized expenses of approximately $11,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

   Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

   The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with VKAC, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

3. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,253,044 and $25,521,238, respectively.

                        Dividend Reinvestment Plan

  The Fund pays distributions in cash, but if you own shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, if the Fund declares a dividend or capital gain distribution payable either in cash or shares of the Fund, and the market price of shares on the payment date equals or exceeds their net asset value, the fund will issue new shares to you at a value equal to the higher of the net asset value or 95% of the market price. If such market price is lower than net asset value, or if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares.

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

   You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own shares of record. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw, or, if you wish, State Street Bank and Trust Company, the Fund's custodian, will sell your shares and send you the proceeds less a service fee of $2.50 and less brokerage commissions. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be a taxable event for state, local and foreign tax purposes. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

   Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              Boston EquiServe LP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                (800) 341-2929


  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL

  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-term Global Income Fund
  Strategic Income Fund

EQUITY

Growth

  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income

  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME

  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE

  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.

  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                   Van Kampen American Capital Income Trust

Board of  Trustees                                        Investment Adviser

Donald M. Carlton                                         Van Kampen American Capital
A. Benton Cocanougher                                     Asset Management, Inc.
Stephen R. Gross                                          One Parkview Plaza
Alan G. Merten                                            Oakbrook Terrace, Illinois 60181
Steven Muller
R. Richardson Pettit                                      Custodian
Don G. Powell* - Chairman
Alan B. Shepard, Jr.                                      State Street Bank and Trust Co.
                                                          225 Franklin Street
Officers                                                  Boston, Massachusetts 02105

Don G. Powell*                                            Shareholder Servicing Agent
 President
Dennis J. McDonnell*                                      Boston EquiServe LP
 Executive Vice President                                 P.O. Box 8200
Ronald A. Nyberg*                                         Boston, Massachusetts 02266
 Vice President and Secretary
Edward C. Wood, III*                                      Legal Counsel
 Vice President and Chief Financial Officer
Curtis W. Morell*                                         Sullivan & Worcester LLP
 Vice President and Chief Accounting Officer              1025 Connecticut Ave., NW
John L. Sullivan*                                         Washington, D.C. 20036
 Treasurer
Tanya M. Loden*                                           Independent Accountants
 Controller
Peter Hegel*                                              Ernst & Young, LLP
Alan Sachtleben*                                          1221 McKinney Suite 2400
Paul R. Wolkenberg*                                       Houston, TX 77010
 Vice Presidents

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc. 1997
     All rights reserved.

/SM/  denotes a service mark of
      Van Kampen American Capital Distributors, Inc.

            ------------------------------------------------------
               Inquiries about an investor's account should be
                    referred to the fund's transfer agent:

                              Boston EquiServe LP
                                 P.O. Box 8200
                       Boston, Massachusetts 02266-8200
                           Telephone: (800) 341-2929

                               Alaska and Hawaii
                         Call Collect: (713) 993-0500

                   Ask for closed end fund account services
            ------------------------------------------------------

                   Van Kampan American Capital Income Trust

This Page Intentionally Left Blank

Van Kampen American Capital Distributors, Inc.                     Bulk Rate
One Parkview Plaza                                               U.S. Postage
Oakbrook Terrace, Illinois 60181                                     PAID
                                                                  VAN KAMPEN
                                                               AMERICAN CAPITAL